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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): April 15, 1998

                       ADVANTA AUTO FINANCE CORPORATION
            (Exact name of registrant as specified in its charter)

              Nevada                  333-19733-02           23-2826077
   (State or other jurisdiction       (Commission         (I.R.S. Employer
         of incorporation)            File Number)       Identification No.)

                           500 Office Center Drive
                                  Suite 400
                          Fort Washington, PA 19034
             (Address of principal executive offices) (ZIP Code)

      Registrant's telephone number, including area code: (215) 444-4200


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Item 7. Financial Statements and Exhibits.

        (c)  Exhibits:

             99.1 Monthly Servicing Report for the Collection Period ending March 31, 1998 relating to the Advanta Auto Receivables Trust 1997-2 Class A Fixed Rate Asset Backed Notes.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ADVANTA AUTO FINANCE CORPORATION

Date: June 11, 1998               /s/ David E. Plante
                                  --------------------------------
                                  Name: David E. Plante
                                  Title: President

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                                EXHIBIT INDEX

                  Exhibit No.   Description
                  -----------   -----------

                      99.1      Monthly Servicing Report